UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007 (September 12, 2007)

Peoples Community Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	000-29949	31-1686242
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 West Chester Road West Chester, Ohio	45069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 870-3530

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2007, Integra Bank Corporation (“Integra”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Peoples Community Bancorp, Inc. (“Peoples”), pursuant to which Peoples will merge into Integra. The Merger Agreement also provides that Peoples’ financial institution subsidiary, Peoples Community Bank, will merge with and into Integra’s financial institution subsidiary, Integra Bank N.A., with Integra Bank N.A. being the surviving institution.

Under the terms of the Merger Agreement, which has been approved by both companies’ boards of directors, each share of Peoples common stock will be converted into the right to receive 0.6175 shares of Integra common stock and $6.30 in cash. Based upon the closing price of Integra’s common stock on September 12, 2007 of $18.45 per share, the merger consideration is equivalent to $17.69 per share of Peoples common stock or $85.6 million in total. Integra will pay approximately $0.7 million in cash for Peoples’ stock options. The transaction is expected to close in the first quarter of 2008, pending Peoples’ stockholder approval, regulatory approvals and other customary closing conditions.

A copy of the Merger Agreement is included as Exhibit 2.1 to this report.

Integra and certain stockholders of Peoples have entered into an agreement by which the stockholders have agreed to vote their shares in favor of the transaction. A copy of the voting agreement is included as Exhibit 10.1 to this report.

Additional Information and Where to Find It

In connection with the proposed transaction, Integra and Peoples will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of Peoples to be filed with the Securities and Exchange Commission and each will be filing other documents regarding the proposed transaction with the Securities and Exchange Commission as well. Investors and stockholders are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Integra, Peoples and the proposed merger. In addition, Integra and Peoples file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Peoples may also be obtained free of charge from Peoples by requesting them in writing at 6100 West Chester Road, West Chester, Ohio 45069, or by telephone at (513) 870-3530 or on Peoples’ website at www.pcbionline.com.

Participants in the Solicitation

Integra, Peoples and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Peoples with respect to the transactions contemplated by the proposed merger. Information regarding Integra’s officers and directors is included in Integra’s proxy statement for its 2007 annual meeting of shareholders filed with the Securities and Exchange Commission on March 17, 2007, and information regarding Peoples’ officers and directors is included in Peoples’ proxy statement for its 2007 annual meeting of stockholders filed with the Securities and Exchange Commission on April 2, 2007. A description of the interests of the directors and executive officers of Integra and Peoples in the merger will be set forth in the proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.

Item 8.01 Other Events.

A copy of the joint press release issued by Integra and Peoples on September 13, 2007 announcing the signing of the Merger Agreement is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger by and between Integra Bank Corporation and Peoples Community Bancorp, Inc. dated as of September 12, 2007.*

10.1	Shareholder Voting and Support Agreement dated as of September 12, 2007.

99.1	Joint Press Release dated September 13, 2007.

*	The Agreement and Plan of Merger filed as Exhibit 2.1 to this report does not include schedules that are a part of the Agreement and Plan of Merger. The omitted schedules are identified in the Agreement and Plan of Merger. The registrant agrees to furnish copies of such schedules to the Commission upon request.

This Form 8-K and the Exhibits hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include, but are not limited to, statements about (i) the benefits of the merger between Integra and Peoples, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Integra’s and Peoples’ plans, objectives, expectations and intentions, dilutions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Integra and Peoples and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decision that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) general economic conditions, either nationally or in the markets in which Integra, Peoples or the combined company do business, that are less favorable than expected; (2) changes in the interest rate environment that reduce net interest margin; (3) charge-offs and loan loss provisions; (4) the ability of Integra, Peoples or the combined company to maintain required capital levels and adequate sources of funding and liquidity; (5) changes and trends in capital markets; (6) competitive pressures among depository institutions that increase significantly; (7) effects of critical accounting policies and judgments; (8) the changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (9) legislative or regulatory changes or actions, or significant litigation, that adversely affect Integra, Peoples or the combined company or the businesses in which Integra, Peoples or the combined company are engaged; (10) the ability to attract and retain key personnel; (11) risks related to the proposed transaction, including but not limited to, the ability to successfully combine the businesses of Integra and Peoples in a timely and cost-effective manner, the ability to recognize the expected growth opportunities or cost savings from the transaction, operating costs, customer losses and business disruption following the merger that may be greater than expected, obtaining governmental approvals of the merger and obtaining the approval of Peoples’ stockholders; (12) the ability to secure confidential information through the use of computer systems and telecommunications network; and (13) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Integra’s and Peoples’ reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov.

The foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Integra or Peoples or any person acting on their behalf are expressly qualified in the entirety by the cautionary statements above. Integra and Peoples do not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made except as may be required in Integra’s and/or Peoples’ SEC reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2007

PEOPLES COMMUNITY BANCORP, INC.

By: /s/ Thomas J. Noe
Thomas J. Noe
Executive Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and between Integra Bank Corporation and Peoples Community Bancorp, Inc. dated as of September 12, 2007.*
10.1	Shareholder Voting and Support Agreement dated as of September 12, 2007.
99.1	Joint Press Release dated September 13, 2007.

* The Agreement and Plan of Merger filed as Exhibit 2.1 to this report does not include schedules that are part of the Agreement and Plan of Merger. The omitted schedules are identified in the Agreement and Plan of Merger. The registrant agrees to furnish copies of such schedules to the Commission upon request.